EXHIBIT 99.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002




          In connection with the Quarterly Report on Form 10-Q of Equity One, Inc. (the "Company") for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chaim Katzman, Chief Executive Officer of the Company, and, I, Howard M. Sipzner, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/  Chaim Katzman
                                                    -------------------------
                                                    Chaim Katzman
                                                    Chief Executive Officer
                                                    November 13, 2002


                                                    /s/  Howard M. Sipzner
                                                    -------------------------
                                                    Howard M. Sipzner
                                                    Chief Financial Officer
                                                    November 13, 2002